UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

HDS INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9272 Olive Boulevard

St. Louis, MO 63132

(Address of principal executive offices)

(401) 400-0028

(Registrant’s Telephone Number)

10 Dorrance St.

#700

Providence, RI 02003

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HDS International Corp.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Strategic Expansion Agreement

On March 9, 2015, we closed the transaction that is the subject of a Strategic Expansion Agreement dated March 5, 2015 (the “Strategic Expansion Agreement”), by and between us, Hillwinds Ocean Energy, LLC, a Connecticut limited liability company (“HOEL”), which was formerly our controlling shareholder, and SirenGPS, Inc. a Delaware corporation (“SirenGPS”). Pursuant to the terms and conditions of the Strategic Expansion Agreement, we entered into a Global License Agreement (the “E911 License Agreement”) granting us certain rights to that certain technology owned and controlled by SirenGPS related to emergency management, emergency communication, emergency response, enhanced emergency calling and related technologies, and in exchange, SirenGPS received: (a) thirteen million three hundred fifty thousand (13,350,000) newly-issued shares of HDS International Corp. Class B Preferred Stock, $0.001 par value per share (the “New HDSI Class B Preferred Stock”), (b) two hundred million (200,000,000) newly-issued restricted shares of our common stock (the “Transaction Shares”) and (c) seven million five hundred thousand (7,500,000) shares of HDS International Corp. Class A Preferred Stock, $0.001 par value per share, from HOEL (the “Transferred Class A Preferred Stock). Pursuant to the terms of the Strategic Expansion Agreement, the Company also issued 274,300 newly-issued shares of Class B Preferred Stock to a designee of SirenGPS at the closing.

Further, as part of the Strategic Expansion Agreement, we agreed with HOEL to settle in full and extinguish all amounts we owed to HOEL under that certain promissory note we issued to HOEL on August 16, 2011 (approximately $407,397) in exchange for transferring, conveying, assigning and delivering to HOEL: (i) all our rights, title and interests under that certain NB Provincial License entered into December 10, 2012 (the “NB Provincial License”), relating to, among other things, technologies for gas exchange, carbon dioxide capture and sequestration, algae biomass production and other renewable energy and eco-sustainability applications (the “Eco-Technologies”), (ii) all our rights, title and interests under that certain exclusivity agreement with the City of Saint John, NB, Canada entered into November 30, 2012 (the “Saint John Contract”), relating to Eco-Technologies, and (iii) three hundred forty two million one hundred fifty thousand four hundred ninety six (342,150,496) newly-issued restricted shares of common stock. The shares of common stock were issued to HOEL partially in exchange for the full conversion and retirement of the HOEL Note.

As noted above, effective with the Closing of the Strategic Expansion Agreement, we also entered into the E911 License Agreement with SirenGPS and Mr. Paul Rauner, an individual and the primary executive officer of SirenGPS. Under the terms of the E911 License Agreement, we received a worldwide license to the intellectual property owned by SirenGPS and Mr. Rauner to develop, make, use, market and sell products related to emergency management, emergency communication, emergency response, enhanced emergency calling and related technologies. This license is non-exclusive unless we receive funding, through debt or equity, of at least $600,000 within six months of the closing of the Strategic Expansion Agreement. If we meet the funding threshold the license becomes exclusive. In exchange for the license we agreed to pay SirenGPS $7,500 per month. We are also obligated to pay any costs, fees and expenses incurred in connection with the filing, prosecution and maintenance of the intellectual property we are licensing under the E911 License Agreement. The license continues in perpetuity so long as we continue to pay the $7,500 monthly payment, do not materially breach our obligations under the agreement, do not cease doing business, and do not undergo a change of control.

Effective at the Closing, as noted above, we also entered into a License Assignment Approval and Consent Agreement with Hillwinds Energy Development Corp., under which we agreed to transfer, assign and convey all rights, title and interests in we had in that certain exclusivity agreement with the City of Saint John, NB, Canada dated November 30, 2012 to Hillwinds Ocean Energy, LLC, a Connecticut limited liability company (“HOEL”), for certain good and valuable consideration.

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Additionally, as part of the Strategic Expansion Agreement, at Closing, Mr. Recachinas resigned as a Director and from all executive officer positions he held with us and Mr. Paul Rauner (“Mr. Rauner”) was appointed to the positions of President, CEO, CFO, Secretary, Treasurer and Director. Upon consummation of the Strategic Expansion Agreement, SirenGPS became the owner of 200,000,000 shares of our common stock, representing approximately 13% of our issued and outstanding common stock, and additionally, SirenGPS became the owner of 7,500,000 shares of our Class A Preferred Stock, and 13,350,000 shares of our Class B Preferred Stock, representing 100% of our issued and outstanding Class A Preferred Stock and 98% of our issued and outstanding Class B Preferred Stock, respectively.

Effective March 9, 2015, we entered into a consulting agreement (the “Consulting Agreement”) with Tassos Recachinas, pursuant to which Mr. Recachinas will provide certain transitional services in conjunction with the Strategic Expansion Agreement.

Finally, on March 5, 2015, prior to the execution of the Strategic Expansion Agreement, we reached settlement and general mutual release agreements (the “General Release Agreements”) with Tassos Recachinas, our at-the-time President & CEO; Alexander Chirkov, our Chief Scientist under Eco-Technologies; and Robert Brownell, a consultant under Eco-Technologies; under which we and these three independent parties agreed to settle any and all amounts owing to them under prior employee and consulting agreements, by converting all amounts owing (amounting to $215,225, $684,500, and $49,000, respectively, or in the aggregate, $948,725) as accrued and disclosed on our balance sheet, in exchange for 74,235,000, 74,235,000, and 31,815,000 newly-issued shares of our common stock, respectively, eliminating these liabilities from our balance sheet.

The foregoing descriptions of the Strategic Expansion Agreement, E911 License Agreement, Consulting Agreement and General Release Agreements are summaries and do not purport to be complete and are qualified in their entirety by reference to the full text thereof. A copy of the Strategic Expansion Agreement, E911 License Agreement, Consulting Agreement and General Release Agreements, and License Assignment Approval and Consent Agreement with Hillwinds Energy Development Corp. are attached hereto as exhibits 10.1, 10.2, 10.3, 10.4, and 10.5.

ITEM 1.02 TERMINATION OF A MATERIAL CONTRACT.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Strategic Expansion Agreement, with reference to the NB Provincial License, Saint John Contract and HOEL Note, are incorporated by reference into this Item 1.02.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Strategic Expansion Agreement is incorporated by reference into this Item 2.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Strategic Expansion Agreement and the General Release Agreements are incorporated by reference into this Item 3.02.

Additionally, on March 6, 2015, we issued 37,000,000 shares of our common stock for the conversion of $1,850 by the holder of a convertible debenture July 15, 2013.

Exemption From Registration. The shares of our common stock and Class B Preferred Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of common stock and Class B Preferred Stock were issued (each such person, an “Investor”) confirmed to us that it or he/she has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Strategic Expansion Agreement is incorporated by reference into this Item 5.01. Following the Closing of the Strategic Expansion Agreement, SirenGPS is estimated to hold and possess, through its direct ownership of 200,000,000 shares of common stock, 7,500,000 shares of Class A Preferred Stock, and 13,350,000 shares of Class B Preferred Stock, collectively approximately 90.0%, or a significant majority, of the votes entitled to vote with respect to matters submitted to a vote of common stockholders of the Company. Rauner, as the President of SirenGPS, is deemed a controlling shareholder of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with the closing of the Strategic Expansion Agreement, Mr. Recachinas resigned from all executive, non-executive and director positions with us, including but not limited to President, CEO, CFO, Treasurer, Secretary and Director and concurrently therewith Mr. Rauner was appointed as our President, CEO, CFO, Secretary, Treasurer and a Director.

The biography for Mr. Rauner is set forth below:

Paul Rauner

Mr. Rauner became our sole officer and director on March 9, 2015. Mr. Rauner is an officer, director and controlling shareholder of SirenGPS, a privately-held emergency management technology company. Following the execution of the Strategic Expansion Agreement, SirenGPS became our controlling shareholder, making Mr. Rauner a controlling shareholder of the Company. Mr. Rauner served as Chief Executive Officer and Chairman of SirenGPS from January 2012 to January 2015, and currently serves as Executive Director and Chairman of SirenGPS. Mr. Rauner is also Chief Operating Officer of Gremln, Inc., which provides social media compliance to companies in the financial sector. Mr. Rauner is an adjunct professor at the Boston University School of Medicine Healthcare Emergency Management Masters Degree Program (BU HEM), a terminal masters degree program that trains professionals to serve as emergency management professionals at the enterprise level in the public and private sectors. Mr. Rauner received a B.A. in Philosophy from Calvin College in 1992 and a Juris Doctor with distinction from the University of Iowa College of Law in 1997. Mr. Rauner previously served in a variety of capacities providing risk management consulting and insurance placement services, including as President of Rauner Risk Services, Inc. from 2005 to 2013; General Counsel to the NASDAQ Insurance Agency, a subsidiary of the NASDAQ Stock Market from 2003 to 2005; and Assistant Director, Legal at AON Corporation from 2001 to 2003. Based on the foregoing, we determined that Mr. Rauner was duly qualified to serve as the sole member of our Board of Directors.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 6, 2015, we filed a Certificate of Amendment to our Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State. As a result of the Amendment, we designated 15 million shares of our preferred stock as Series B Preferred Stock. A copy of the Amended and Restated Articles of Incorporation are filed herewith as Exhibit 3.1.

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ITEM 7.01 REGULATION FD DISCLOSURE.

On March 12, 2015, we issued a press release announcing the details of the Strategic Expansion Agreement and E911 License Agreement with SirenGPS. A copy of the press release is attached to this Current Report on Exhibit 99.1.

As at March 12, 2015 the Company is deemed to have 1,515,000,000 shares of common stock outstanding.

As long as we obtain loans from convertible debenture agreements, including the outstanding convertible notes, our stock price is anticipated to decline. We have made this determination based on the business model of the holder of our convertible notes, which typically involves them selling shares received upon conversion into the open market, against the company's historical open market illiquidity.

Under the terms of convertible debentures, such as the convertible notes we have outstanding, we borrow money, and the note is repayable or convertible into shares of our common stock after a certain period of time. If we do not repay the money, the holder may exercise their conversion privilege, and convert, subject to beneficial ownership limitations, the convertible notes, or portions thereof, into shares of our common stock. The convertible debenture holder seeks financial gain on the transaction, and typically sells any shares it receives into the open market. The convertible debenture holder may have more than one debenture with us, and may desire the share price to be low on conversion, to maximize the number of shares it obtains.

We are currently seeking financing to repay the holder of the convertible notes; meet our federal, state and local legal, regulatory, compliance and governance obligations and requirements; and pursue our business objectives. There is no assurance that we will achieve any additional sales of equity securities, arrange for debt, successfully complete any other financing, or meet its objectives generally. As long we have convertible debenture agreements, our stock price is likely to be depressed, and issuances of additional shares will result in dilution to existing stockholders.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 8.01 OTHER ITEMS.

a.) CHANGE OF ADDRESS

The new address for the Company is 9272 Olive Boulevard, St. Louis, MO 63132.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation dated March 5, 2015

10.1	Strategic Expansion Agreement between HDS International Corp and SirenGPS, Inc. dated March 5, 2015

10.2	E911 License Agreement between HDS International Corp and SirenGPS, Inc. dated March 5, 2015

10.3	Professional Services Consulting Agreement with Tassos Recachinas – March 5, 2015

10.4	General Release Agreements between HDS International Corp. and Tassos Recachinas, Alex Chirkov and Robert Brownell

10.5	License Assignment Approval and Consent with Hillwinds Energy Development Corp. dated March 5, 2015

99.1	Press Release Announcing Strategic Expansion Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HDS International Corp.

Date: March 12, 2015	By:	/s/ Paul Rauner
	Name:	Paul Rauner
	Title:	President

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